UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

CAMBRIDGE HEART, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20991	13-3679946
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1 Oak Park Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 781-271-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 22, 2007, Cambridge Heart, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2007, the Company entered into an amendment (the “Amendment”) of its Retention Agreement dated December 12, 2006 with Roderick de Greef, its Chief Financial Officer, in order to induce his continued employment with the Company and service as the Company’s Chief Financial Officer. The material terms of the Retention Agreement were described in the Company’s Current Report of Form 8-K filed on December 18, 2006.

Mr. de Greef has informed the Company that he intends to tender his resignation as Chief Financial Officer with the Company effective July 1, 2007.

Pursuant to the Retention Agreement, Mr. de Greef is entitled to certain benefits if he remains employed with the Company through March 31, 2007. The Amendment provides (i) that if Mr. de Greef resigns from the Company after June 30, 2007 but before October 3, 2007, the stock options granted to him on October 3, 2005 at an exercise price of $0.26 per share will become exercisable immediately with respect to an additional 20,833 shares that would have become exercisable on October 3, 2007 and (ii) that if Mr. de Greef resigns from the Company after June 30, 2007 but before June 1, 2008, the stock options granted to him on June 1, 2006 at an exercise price of $1.87 per share will become exercisable immediately with respect to an additional 4,167 shares that would have become exercisable on June 1, 2008.

This description of the Retention Agreement and the Amendment is qualified in its entirety by reference to the Retention Agreement and the Amendment, both of which the Company intends to file as exhibits to its Annual Report on Form 10-K for the fiscal year ending December 31, 2006.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated February 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBRIDGE HEART, INC.

Date: February 22, 2007	By:	/s/ Robert Khederian
Interim President and Chief Executive Officer